INVESCO STOCK FUNDS, INC.

                          INSTITUTIONAL CLASS SHARES OF
                           INVESCO S&P 500 INDEX FUND


                         Supplement dated June 30, 2003
                      to Prospectus dated November 30, 2002

          This Supplement supercedes the Supplement dated June 12, 2003

Effective July 1, 2003, A I M Distributors, Inc. (the "distributor") will be the Funds' distributor and will be responsible for the sale of the Funds' shares. All references in this Prospectus shall refer to A I M Distributors, Inc. after that date. The distributor's address is: A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

INVESCO and the distributor are subsidiaries of AMVESCAP PLC.

Effective August 13, 2003, the section of the Prospectus entitled "Portfolio Managers" is amended to (i) delete the paragraph and (ii) substitute the following in its place:

Effective August 13, 2003 the below referenced portfolio manager is a dual employee of INVESCO Funds Group, Inc. (the "advisor") and INVESCO Institutional (N.A.), Inc. through its INVESCO Structured Products Group ("SPG").

The following individual is primarily responsible for the day-to-day management of the Fund's portfolio holdings:

          o JEREMY LEFKOWITZ will be responsible for the Fund effective August 13, 2003. He is head of SPG's Portfolio Management Team, which is responsible for the management of all stock selection, tactical asset allocation, and index portfolios. He joined Citicorp Investment Management, Inc., one of INVESCO Institutional's predecessors, in 1982 as Controller and assumed investment responsibilities in 1984.

He is assisted by SPG's  Portfolio  Management  Team.  More  information  on the
management     team    may    be    found    on    the     advisor's     website
(http://www.invescofunds.com).

The back cover page of the Prospectus is amended to (i) delete the first sentence of the last paragraph and (ii) substitute the following in its place:

Effective July 1, 2003, to obtain a free copy of the current Prospectus, SAI, annual report, and semiannual report, write to A I M Fund Services, Inc., P. O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246.